UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2026

HELIO CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-56774	92-0586004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2448 Sixth Street, Berkeley, California 94710

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 545-2666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On February 21, 2026, the Board of Directors (the “Board”) of Helio Corporation (the “Company”) approved the dismissal of Astra Audit & Advisory, LLC (“Astra”), effective as of February 21, 2026, as the Company’s independent registered public accounting firm.

Astra’s audit reports on the Company’s consolidated financial statements for the fiscal years ended October 31, 2025 and October 31, 2024 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports included explanatory paragraphs expressing substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended October 31, 2025 and October 31, 2024 and the subsequent interim period through February 21, 2026, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Astra on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Astra’s satisfaction, would have caused Astra to make reference thereto in its reports.

During the same period, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Astra with a copy of the disclosures contained in this Current Report on Form 8-K and has requested that Astra furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Astra’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On February 21, 2026, following the dismissal of Astra described above, the Board approved the engagement of Hacker, Johnson & Smith PA (“HJS”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending October 31, 2026 and to review the Company’s interim financial statements for the fiscal year ending October 31, 2026. HJS is registered with the Public Company Accounting Oversight Board (United States).

During the Company’s two most recent fiscal years ended October 31, 2025 and October 31, 2024 and the subsequent interim period through February 21, 2026, neither the Company nor anyone on its behalf consulted with HJS regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by HJS that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On February 23, 2026, the Company issued a press release announcing that its Board of Directors has engaged Hacker, Johnson & Smith PA, a Public Company Accounting Oversight Board (United States) registered public accounting firm, to serve as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Astra Audit & Advisory, LLC, dated February 25, 2026
99.1	Press Release, dated February 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIO CORPORATION

Date: February 26, 2026	By:	/s/ Edward Cabrera
	Name:	Edward Cabrera
	Title:	Chief Executive Officer

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